Description of Business	12 Months Ended
Dec. 31, 2012
Accounting Policies [Abstract]
Description of Business

NOTE 1 — Description of Business

Actavis, Inc. was incorporated in 1985 under the name Watson Pharmaceuticals, Inc. and began operations as a manufacturer and marketer of off-patent pharmaceuticals. On January 24, 2013, Watson Pharmaceuticals, Inc. adopted Actavis, Inc. (NYSE:ACT) as its new global name and on January 25, 2013 began trading under a new symbol — ACT — on the New York Stock Exchange.

Actavis, Inc. is engaged in the development, manufacturing, marketing, sale and distribution of generic and brand pharmaceutical products. Actavis is also developing biosimilar pharmaceutical products. Additionally, we distribute generic and certain select brand pharmaceutical products manufactured by third parties through our Anda Distribution business. Actavis operates manufacturing, distribution, research and development (“R&D”) and administrative facilities in many of the world’s established and growing international markets, including the U.S., Europe, Canada, Malta, India, Southeast Asia and Brazil.

Acquisition of Actavis Group

On October 31, 2012, we completed the acquisition of Actavis Group for a cash payment of €4.2 billion, or approximately $5.5 billion, and potential contingent consideration payable in the form of up to 5.5 million newly issued shares of Actavis, Inc. common stock or, under certain conditions, in cash. Actavis Group was a privately held generic pharmaceutical company specializing in the development, manufacture and sale of generic pharmaceuticals. Actavis Group’s results are included in the Actavis Pharma segment as of the acquisition date. For additional information on the Actavis Group acquisition, refer to “NOTE 5 – Acquisitions and Divestitures.”

Acquisition of Ascent Pharmahealth Ltd.

On January 24, 2012, we completed the acquisition of Ascent Pharmahealth Ltd., (“Ascent”) the Australian and Southeast Asian generic pharmaceutical business of Strides Arcolab Ltd. for AU$376.6 million, or approximately $392.6 million, including working capital adjustments. As a result of the acquisition, Actavis enhances its commercial presence in Australia and gains a selling and marketing capability in Southeast Asia through Ascent’s line of generic and over-the-counter products. For additional information on the Ascent acquisition, refer to “NOTE 5 – Acquisitions and Divestitures.”

Acquisition of Specifar

On May 25, 2011, we completed the acquisition of Specifar Commercial Industrial Pharmaceutical, Chemical and Construction Exploitations Societe Anonyme (ABEE) (“Specifar”), a privately-held multinational generic pharmaceutical company for €398.5 million, or approximately $559.5 million, including net working capital adjustments. As a result of the acquisition, we enhanced our commercial presence in key European markets through Specifar’s portfolio of approved products. The transaction also gave Actavis a strong branded-generic commercial presence in the Greek pharmaceutical market.

Under the terms of the acquisition agreement, Specifar’s former owners could receive additional consideration based upon future profits of esomeprazole tablets during its first five years of sales, up to a maximum of €40.0 million.

Specifar’s results are included in the Actavis Pharma segment, as of the acquisition date. For additional information on the Specifar acquisition, refer to “NOTE 5 – Acquisitions and Divestitures”.

Global Generics Business Development

The Company’s two most significant products in 2012 were the authorized generic version of Concerta® (methylphenidate ER) and Lipitor® (atorvastatin), which on a combined basis comprised 20.8% of the Company’s revenues. These products were sold pursuant to exclusive marketing arrangements.

Methylphenidate ER is sold pursuant to an exclusive agreements with Ortho-McNeil-Janssen Pharmaceuticals, Inc. (“OMJPI”). Under the terms of the agreement, OMJPI supplies the Company with product. Actavis, Inc. launched its authorized generic of Concerta® on May 1, 2011. Under the terms of its agreement with OMJPI, the Company pays a royalty to OMJPI based on the gross profit of product revenues as defined in the agreements. During 2012, the royalty payable to OMJPI ranged from 50% to 55% of sales. This royalty includes the cost of the product supplied by OMJPI. Our royalty payable on sales of methylphenidate ER declines when a third party competitor launches a competing bioequivalent product. The change in royalty is a one-time event and is applied on a strength-by-strength basis following the launch of the first third party generic competitor. In January of 2013, a competitor launched a generic version of the 27mg strength, triggering the one time decline in royalty on this strength. Accordingly, for the 27mg strength, commencing in January 2013, the royalty payable to OMJPI will be approximately 30% of sales, which includes the cost of the product supplied by OMJPI. The royalty on the 18mg, 35mg and 54mg strengths will remain at approximately 50% until a competitive launch occurs, at which point the royalty rate will be reduced to approximately 30%. The agreement with OMJPI expires on December 31, 2014 and is subject to normal and customary early termination provisions.

During 2011 and 2012, Atorvastatin was sold pursuant to an exclusive agreement with Pfizer, Inc. (“Pfizer”). Actavis, Inc. launched its authorized generic of Lipitor® on November 30, 2011. Due to the significant decline in the market for this product, the Company agreed to terminate this agreement effective January 1, 2013. In exchange, the Company is entitled to receive a royalty on future sales of the product by Pfizer through 2015.

Biosimilars Collaborations

On December 19, 2011, we entered into a collaboration agreement with Amgen, Inc. to develop and commercialize, on a worldwide basis, several oncology antibody biosimilar medicines. Under the terms of the agreement, Amgen will assume primary responsibility for developing, manufacturing and initially commercializing the oncology antibody products. Watson will contribute up to $400.0 million in co-development costs over the course of development, including the provision of development support, and will share product development risks. In addition, we will contribute our significant expertise in the commercialization and marketing of products in highly competitive specialty and generic markets, including helping effectively manage the lifecycle of the biosimilar products. The collaboration products are expected to be sold under a joint Amgen/Watson label. We will initially receive royalties and sales milestones from product revenues. The collaboration will not pursue biosimilars of Amgen’s proprietary products.

On July 13, 2012, the Company entered into a global license agreement with Synthon, obtaining an exclusive license to its trastuzumab molecule, which is being developed as a biosimilar to Herceptin®. Watson subsequently contributed the product to the Company’s biosimilar collaboration with Amgen. Under the terms of the Synthon agreement, Amgen and Watson will assume all responsibility for worldwide development and commercialization of biosimilar trastuzumab, including Phase III clinical trials and global manufacturing. The agreement entitles Synthon to an initial payment and the opportunity to receive a milestone payment and royalties on net sales. Synthon will also receive compensation for transitional support activities provided under the agreement.